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FUND PROFILE
July 8, 1998

THE STRONG VALUE FUND

This profile summarizes key information about the Fund that is included in the Fund's prospectus. The Fund's prospectus includes additional information about the Fund, including a more detailed description of the risks associated with investing in the Fund that you may want to consider before you invest. You may obtain the prospectus and other information about the Fund at no cost by calling 1-800-368-3863 or visiting our web site at www.strong-funds.com.

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STRONG FUNDS

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WHAT IS THE FUND'S GOAL?
The STRONG VALUE FUND seeks capital growth.

WHAT IS THE FUND'S INVESTMENT STRATEGY?
The Fund's managers follow a four-step investment discipline. First, they identify trends or events that may serve as catalysts to increase the value of a company or group of companies. They then look for large- and mid-size companies with strong balance sheets, experienced management, and competitive positions. They generally avoid foreign firms and technology companies. Also, they look for companies that are inexpensive relative to one or more valuation measures. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the managers will sell the position.

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. These reports discuss the market conditions and investment strategies that significantly affected the Fund's performance during the past fiscal year. You may obtain these reports at no cost by calling 1-800-368-3863.

WHAT ARE THE MAIN RISKS OF INVESTING IN THIS FUND?
GENERAL STOCK RISKS: Because the Fund invests in stocks, its major risks are those of stock investing. That means it may experience sudden, unpredictable declines in value, as well as periods of poor performance. Depending on the market environment when you sell Fund shares, you may receive more or less money than you originally invested in the Fund.

MEDIUM-SIZE COMPANIES:
The Fund may invest in the stocks of medium-size companies. Medium-size company stocks are generally more volatile than stocks of large companies, but tend to be less volatile than small-company stocks.

CALENDAR YEAR TOTAL RETURNS
[BAR GRAPH]

YEAR   RETURN
1996  16.8%
1997  25.9%

The returns shown above are for the Value Fund. The Fund's return for the first quarter of 1998 was 9.6%.

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This Fund is appropriate for investors who have financial goals five years or more in the future, and who are comfortable with the risks described here. This Fund is not appropriate for investors concerned primarily with principal stability.

The return information provided illustrates how the Fund's performance can vary, which is one indication of the risks of investing in the Fund. Please keep in mind that the Fund's past performance does not represent how the Fund will perform in the future.

Quarterly returns since the Fund's inception ranged as high as 11.8% (in the second quarter of 1997) and as low as 0.6% (in the first quarter of 1997).


AVERAGE ANNUAL TOTAL RETURNS
AS OF 3-31-98
                1-YEAR
------------  ----------
VALUE FUND       37.1%
------------  ----------
RUSSELL 3000     47.7%
------------  ----------

THE RUSSELL 3000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

WHAT ARE THE FUND'S FEES AND EXPENSES?
This section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Value Fund is 100% no-load, so you pay no fees to buy or sell shares. There also are no 12b-1 marketing fees.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) You do pay the costs of operating the Fund, which are deducted from the Fund's assets. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the amount of total return you receive.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENT OF NET AVERAGE ASSETS)
Management fee          1.00%
Other expenses          0.34%
TOTAL FUND EXPENSES     1.34%

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year          3 years          5 years          10 years
$136             $425             $734              $1,613

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WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?
Strong Capital Management serves as the investment advisor for the Value Fund. Sloate, Weisman, Murray and Company serves as the Fund's investment subadvisor.


Laura J. Sloate has co-managed the Fund since its inception in December 1995. She is chairman and chief investment officer of Sloate Weisman, the firm she co-founded in 1974. She has 30 years of investment experience. Jeffrey B. Cohen is a senior portfolio manager at Sloate Weisman, which he joined in 1987. He has co-managed the Fund since its inception, and has 14 years of investment experience.

HOW CAN I BUY FUND SHARES?
There are several ways you can open a new account in the Fund.

- BY MAIL: Complete and sign the application. Make your check or money order payable to Strong Funds. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.
- BY PHONE OR BY INTERNET: If you are a current Strong Funds shareholder and choose exchange privileges, you can exchange shares from one Strong account to open another.

You can also open an account in person or through a broker-dealer.

The minimum initial investment is $2,500 for a regular account, $500 for an Education IRA, and $250 for an IRA or transfer or gift to minor account. If you establish an Automatic Investment Plan (not available for Education IRAs) of $50 or more per month, these minimums are waived. In all cases, the minimum for subsequent investments is $50. (For minimums on other retirement plans, call 1-800-368-2882.)

HOW CAN I SELL FUND SHARES?
There are several ways you can redeem (sell) shares from the Fund.
- BY MAIL: You can write a letter of instruction, including your account number, the dollar amount or number of shares you wish to redeem, each owner's name, your street address, and the signature of each owner. Mail it to Strong Funds, P.O. Box 2936, Milwaukee, WI 53201.

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- BY PHONE OR BY INTERNET: If you choose redemption privileges, you can sell shares by phone or through our web site.

You can also redeem shares in person, through a systematic withdrawal plan, or through a broker-dealer.

DOES THIS FUND PAY OUT DIVIDENDS OR CAPITAL GAINS? HOW ARE THEY TAXED?
The Fund may earn income from dividends on the stocks in the portfolio, and may realize capital gains from appreciation on its stocks. The Fund intends to declare income quarterly and capital gains annually. Unless you elect otherwise, all distributions of income and capital gains will be automatically reinvested in the Fund. These distributions are taxable regardless of whether you reinvest them or take them in cash.

Income is taxable at ordinary federal income tax rates. Capital-gains distributions are taxed at rates based on how long the assets were held by the Fund. After the end of each calendar year, Strong sends shareholders a statement of the Fund's income and capital-gains distributions to assist in tax preparation.

WHAT SERVICES DOES STRONG FUNDS PROVIDE?
Strong offers you a variety of ways to get information, monitor your investments, and buy and sell shares.
- Personal service 24 hours a day, 7 days a week
- Automated telephone service
- Online transaction services
- Automatic Investment Plans
- Payroll direct deposit
- Automatic exchange services
- Systematic withdrawal plans
- Retirement plans for individuals and corporations

Strong representatives can tell you more about each of these services, and can also give you further information about buying and selling shares. Just call 1-800-368-3863 anytime, day or night.

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To order a free prospectus kit,
CALL 1-800-368-1030

To learn more about our funds,
discuss an existing account,
or conduct a transaction,
call 1-800-368-3863

If you are a
Financial Professional,
CALL 1-800-368-1683

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Strong On-Line
www.strong-funds.com

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STRONG FUNDS
P.O. Box 2936 Milwaukee, Wisconsin  53201
Strong Funds Distributors, Inc. 7846E98     VA798P